UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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RITE AID CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Rite Aid Corporation Pursuant to Rule 14a-6(b)

Under the Securities Exchange Act of 1934

Rite Aid Corporation (“Rite Aid”) will be using the updated slides set forth below for any presentations in advance of the vote at the January 18, 2007 special meeting of Rite Aid stockholders to approve the issuance of additional shares of Rite Aid common stock and certain other matters in connection with the acquisition by Rite Aid of all of the outstanding capital stock of The Jean Coutu Group (PJC) USA, Inc., a wholly-owned subsidiary of The Jean Coutu Group (PJC) Inc.

This document may contain forward-looking statements, which are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements.  Factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include our high level of indebtedness, our ability to make interest and principal payments on our debt and satisfy the other covenants contained in our senior secured credit facility and other debt agreements, our ability to improve the operating performance of our existing stores in accordance with our long term strategy, our ability to hire and retain pharmacists and other store personnel, the efforts of private and public third-party payors to reduce prescription drug reimbursements and encourage mail order, competitive pricing pressures, continued consolidation of the drugstore industry, changes in state or federal legislation or regulations, the outcome of lawsuits and governmental investigations, general economic conditions and inflation, interest rate movements, access to capital, the ability of Rite Aid to consummate the transaction with Jean Coutu Group and realize the benefits of such transaction and our ability to assume the senior subordinated notes. Consequently, all of the forward-looking statements made in this press release are qualified by these and other factors, risks and uncertainties. Readers are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission. Forward-looking statements can be identified through the use of words such as “may”, “will”, “intend”, “plan”, “project”, “expect”, “anticipate”, “could”, “should”, “would”, “believe”, “estimate”, “contemplate”, and “possible”.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Rite Aid has filed with the Securities and Exchange Commission a proxy statement in connection with the proposed transaction with the Jean Coutu Group. The proxy statement has been mailed to the stockholders of Rite Aid. STOCKHOLDERS OF RITE AID ARE ADVISED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Such proxy statement and other relevant documents may also be obtained, free of charge, on the Securities and Exchange Commission’s website (http://www.sec.gov) or by contacting our Secretary, Rite Aid Corporation, 30 Hunter Lane, Camp Hill, Pennsylvania 17011.

PARTICIPANTS IN THE SOLICITATION

Rite Aid and certain persons may be deemed to be participants in the solicitation of proxies relating to the proposed transaction. The participants in such solicitation may include Rite Aid’s executive officers and directors.  Further information regarding persons who may be deemed participants is available in Rite Aid’s proxy statement filed with the Securities and Exchange Commission in connection with the transaction.

*              *              *

Rite Aid’s Acquisition of Jean Coutu USA January 2007

Forward-Looking and Cautionary Statement This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. During today’s presentation forward-looking statements may be made. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Consequently, all forward-looking statements made during this presentation are qualified by those risks, uncertainties and other factors. Please reference our SEC filings, which are available on our web site, for a detail description of factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Also during today’s presentation, a non-GAAP financial measure is referenced. The definition and purpose for using this measure and historical and prospective reconciliations to the GAAP measure are in our Form 8-K we furnished to the SEC which is available on our web site.

Agenda Industry Overview Transaction Summary Strategic Overview Board Process Reductions in Costs and Expenses, Additional Synergy Opportunities and Integration Plan Approach Financial Impact Conclusion Q&A

Industry Overview

Industry Overview

- Strong sales growth driven by
  - Aging population
  - Continued emphasis on drug therapy
  - R&D spending by U.S drug manufacturers
  - Growth in biologics
  - Future growth segments (i.e. Alzheimer's, diabetes) still untapped
- Opportunities and threats
  - Dramatic increase in new generics
  - Medicare Part D
  - Industry consolidation
  - Mail order gains in market share
  - $4 generic pricing
  - Changes in Medicaid reimbursement
  - AWP
  - PBM industry changes



Aging U.S. Population Drives Prescription Use
Prescriptions per Year
0
5
10
15
20
25
30
2.7
5
12.2
19.5
27.2
<15
15-44
45-54
55-64
65+
Age Group

Source: NACDS Economics Department

With us, it's personal.

5

Transaction Summary

Transaction Overview Rite Aid has entered into an agreement to acquire all Brooks and Eckerd stores from The Jean Coutu Group; all stores to be re-bannered to Rite Aid All Brooks and Eckerd drugstores (approximately 1,850 stores) Six distribution centers Total consideration paid to The Jean Coutu Group expected to be approximately $3.4 billion $1.45 billion in cash, with financing commitments already in place Expected assumption of Jean Coutu Group’s $850 million Senior Subordinated Notes by Rite Aid, subject to satisfaction of certain conditions(1) 250 million common shares of Rite Aid (approximately $1.1 billion)(2) LTM Adjusted EBITDA(3) multiple of 9.2x before net reductions in costs and expenses and 6.6x with net reductions(4) Rite Aid expects: Annual net reductions in costs and expenses of approximately $150 million 12 months after closing Accretive to EPS 12 months after closing Accelerated usage of $2.3 billion in existing net operating loss carry-forwards (“NOLs”) Additional synergies The expanded Rite Aid shareholder base will be comprised of: Existing Rite Aid shareholders – 68% The Jean Coutu Group – 32% (30% voting power) The Boards of Directors of Rite Aid and The Jean Coutu Group have approved the transaction Expected close shortly after Rite Aid’s fiscal 2007 year end Subject to Rite Aid Stockholder approval Subject to regulatory review (1) If assumed, notes will be guaranteed by all restricted subsidiaries. (2) Based on Rite Aid’s prior one-month average closing price of $4.41 as of 8/23/2006. (3) Jean Coutu USA fiscal 2006 Adjusted EBITDA is a non-GAAP financial measure and is defined and reconciled to operating results in its Form 6-K furnished to the SEC and in the attached schedule. (4) Assumes $150 million of annual full run-rate net reductions.

Transaction Highlights Significant Increase in Footprint and Operating Scale Creates the Leading Drug Retailer in the Eastern US Value Creation Through Meaningful Reductions in Costs and Expenses and Synergies Better Positioned to Capture Additional Growth Strong Infrastructure, Superior Operating Experience

Benefits to Key Constituents Opportunity to work for the third largest retail drug store chain in the US New and better tools to help provide superior customer experience More career growth, strong cultural fit Rite Aid’s commitment to be the customer’s first choice for health and wellness products, services and information expanded to more locations and geographies Continued focus on providing excellent and friendly customer service Community involvement Significant value creation opportunity through increased scale and realization of annual full run-rate net reduction in costs and expenses of approximately $150 million Better positioned to capture additional growth Accretive to EPS 12 months after closing Cash provided by operations expected to be greater than capital expenditures 12 months after closing Stakeholders Customers Associates

Eckerd Overview Store Footprint(1) Store Overview Free Standing vs. In-line Average Sales Per Store Avg. Sales Per Store = $5.0 million Avg. Store Script Per Week = 1,205 Strategic Benefit to Rite Aid Increases presence Enhances presence in key areas that will ensure delivery of synergies Entry into North and South Carolina Increases footprint in Georgia and Virginia Strong performance in pharmacy sales and script growth Opportunity to improve front-end sales by applying Rite Aid’s “best practices” Store Age (1) As of August 24, 2006 Free Standing56%In-line44%Pharmacy74%Front-End26%1 - 3 Yrs15%4 - 6 Yrs11%7 - 10 Yrs63%10+ Yrs11%1491881072582862871372125356

Brooks Overview Store Footprint(1) Store Overview Free Standing vs. In-line Average Sales Per Store Avg. Sales Per Store = $5.7 million Avg. Store Script Per Week = 1,377 Strategic Benefit to Rite Aid The Brooks locations will enhance Rite Aid’s position in New England Entry into Massachusetts and Rhode Island Highly profitable stores given its position in most of its markets Strong growth per store Store Age (1) As of August 24, 2006 Free Standing41%In-line59%Pharmacy70%Front-End30%6313816547541 - 3 Yrs9%4 - 6 Yrs34%7 - 10 Yrs15%10+ Yrs42%

Strategic Overview

Transaction Highlights Apply programs, best practices, management capabilities across larger store network to improve profitability through cost savings, sales growth Management has significant expertise in retail mergers and integration Enhance competitive position in sector with strong projected growth Accelerate revenue and earnings growth due to greater scale, more efficient operations and enhanced position Accelerate store development program through acquisition Expected annual net reductions in costs and expenses of approximately $150 million 12 months after close Application of “best practices” Operational efficiency improvements at Eckerd and Brooks Potential to further realize revenue synergies and operational improvements Accretive to EPS 12 months after closing Cash provided by operations expected to be greater than capital expenditures 12 months after closing Largest drug store chain in the Eastern US Top 2 position in 78% of MSAs(2) Leading positions in NYC, District of Columbia, Philadelphia, Boston and Atlanta Larger national chain with increased presence in key strategic MSAs Increases store base by over 1,800 stores to over 5,100 (56% increase) Rite Aid currently operating in 14 of 18 states where Jean Coutu USA operates Pro forma fiscal 2006 revenues and adjusted EBITDA of $26.8 billion and $1.2 billion(1), respectively Significant Increase in Footprint and Operating Scale Creates the Leading Drug Retailer in the Eastern US Value Creation Through Meaningful Reductions in Costs and Expenses Better Positioned to Capture Additional Growth Strong Infrastructure, Superior Operating Experience (1) Rite Aid Fiscal 2006 Adjusted EBITDA is a non-GAAP financial measure and is defined and reconciled to operating results in its Form 8-K furnished to the SEC. Jean Coutu USA fiscal 2006 Adjusted EBITDA is a non-GAAP financial measure and is defined and reconciled to operating results in its Form 6-K furnished to the SEC and in the attached schedule. Assumes annual full run-rate net reductions in costs and expenses of $150 million. (2) Based on Eastern US MSAs.

A Stronger National Drugstore Chain with Increased Presence Pro Forma for the Transaction, Rite Aid will have Approximately 5,177 Stores Nationally and Will Become the Largest Drug Store Retail Chain in the Eastern US Note: As of August 24, 2006 Rite Aid states Brooks Eckerd states Rite Aid Brooks Eckerd states No. of Rite Aid stores No. of Brooks Eckerd stores 132 19 71 36 589 24 23 313 9 237 1 117 47 49 70 28 110 46 107 258 347 286 102 6 79 87 132 11 31 38 38 165 47 35 54 157 137 24 21 133 25 D.C. 5,177 Stores Total Rite Aid Distribution Centers Brooks Eckerd Distribution Centers 2 8 382 188 356

Leadership Position in Key MSAs in the Eastern US Leadership Positions in Eastern US MSAs Metro Area Rankings 3 Hartford, CT 3 Nashville, TN 3 Boston, MA 3 Atlanta, GA 2 Allentown, PA 2 Worcester, MA 2 Albany, NY 2 Stamford, CT 2 Richmond, VA 2 Charlotte, NC 2 Providence, RI 2 District of Columbia 2 New York, NY 1 Raleigh Cary, NC 1 Rochester, NY 1 Buffalo, NY 1 Virginia Beach, VA 1 Pittsburgh, PA 1 Baltimore, MD 1 Philadelphia, PA Rank Metro Area Source: Metro Markets 2005 #1 Share38%#2 Share40%#3 Share12%Other10%

Achieves Scale Similar to Walgreens and CVS Source: Public filings Store Count56% Increase in Store Base Pro Forma 3,3195,1775,4016,17101,0002,0003,0004,0005,0006,0007,000

Substantial Growth Opportunities Strong industry fundamentals and favorable demographics Grow pharmacy sales by improving the pharmacy experience Focus on customer satisfaction Attract new customers Add health and wellness programs Maximize generic opportunity Grow front-end sales through optimized pricing, promotions and category management Continue store development by capitalizing on new “Customer World” prototype Integrate Eckerd and Brooks stores under the Rite Aid banner

Scaleable Infrastructure Current opportunity requires many of the same capabilities Rite Aid has successfully built: Strong supply chain processes Solid vendor relationships Consistent pricing strategy Consistent advertising and product promotion programs Innovative marketing against target customer base Store and field structure to support “best practice” execution Stable and strong financial and management reporting Information systems are capable of supporting a significant increase in stores: Standard Scalable Developed and maintained using well established and controlled processes Supply chain is disciplined and has capacity

Rite Aid’s Current Management Team Has Demonstrated Turn Around Success. . . Mary Sammons and Current Management Team Hired to Turn Around the Business Significant Challenges Faced By Current Management Team in 2000 Restore business stability Rebalance front-end inventory Restore price integrity/credibility Significant Accomplishments by Current Management Team Stabilized store operations Addressed the out-of-stock levels in stores Rebuilt vendor relationships Adjusted prices on key front-end products to be competitive Established consistent national advertising and promotional programs Expanded important existing categories and added successful new categories Dramatically improved store level execution and standards Implemented robust private brand program Increased EBITDA from $185 million to $676 million since FY 2000 Completed refinancing to provide management with necessary time and liquidity to reposition business in June 2000 Reduced debt outstanding and total leverage and improved liquidity over time Minimize Risk – Maximize Opportunities Improve execution in the West Coast stores Resolve financial and accounting issues

. . .Resulting in Significant Improvement in Financial Performance

EBITDA Margin Improvement


Current Management Team
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1.4%
2.5%
3.0%
3.9%
4.4%
4.3%
3.9%
Fiscal 2000
Fiscal 2001
Fiscal 2002
Fiscal 2003
Fiscal 2004
Fiscal 2005
Fiscal 2006

Increase in Front-End Sales


7.00%
5.00%
3.00%
1.00%
-1.00%
-3.00%
-2.2%
6.5%
3.6%
Current Management Team
Fiscal 2000
Fiscal 2001
Fiscal 2002

Sustained Debt Reduction


Current Management Team
Reduced Total Debt by
$3 Billion Since Fiscal 2000
(Total Debt / EBITDA)
40.0x
35.0x
30.0x
25.0x
20.0x
15.0x
10.0x
5.0x
0.0x
36.2x
15.7x
8.3x
5.7x
5.0x
4.6x
4.9x
Fiscal 2000
Fiscal 2001
Fiscal 2002
Fiscal 2003
Fiscal 2004
Fiscal 2005
Fiscal 2006

Interest Coverage Ratio Improvement


Current Management Team
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
NM
0.07x
1.2x
2.2x
2.4x
2.6x
2.6x
Fiscal 2000
Fiscal 2001
Fiscal 2002
Fiscal 2003
Fiscal 2004
Fiscal 2005
Fiscal 2006

20

Board Process

Board Process The Board of Directors regularly evaluates the competitive position of the Company and periodically considers and evaluates potential acquisitions and other opportunities that would further the Company’s strategic objectives. The Board of Directors held six (6) meetings between December 14, 2005 and August 23, 2006 to evaluate, receive updates on and ultimately approve the transaction and transaction agreements. The Board of Directors considered presentations from: management as to the strategic benefits and risks and proposed financing for the transaction; and outside financial and legal advisors. Executive sessions of the non-management directors were held to consider, discuss and evaluate the transaction. The Board of Directors, by unanimous vote of the directors present, has determined that the transaction is fair to and in the best interests of Rite Aid and its stockholders.

Reduction in Costs and Expenses, Additional Synergy Opportunities and Integration Plan Approach

Realize Meaningful Net Reductions in Costs and Expenses Gross Profit Improvement Advertising Expense Optimization Distribution Improvement & Other Cost Savings Corporate Administration Reduction ~$150 Million Annual Full Run-Rate Net Reductions in Costs and Expenses Achieve Full Run-Rate Net Reductions in Costs and Expenses 12 Months After Transaction Close

Net Reductions in Costs and Expense Detail

	Opportunities: Front-end	Opportunities: Pharmacy	Annual Full Run-Rate Amount
Gross Profit Improvement	• Private brand • Shrink • Vendor funds and contracts	• Drug purchasing – generic and branded • Generic utilization • Shrink	~$115 million
Corporate Administration Reduction	• Headcount reductions primarily from elimination of redundant functions		~$55 million
Advertising Expense Optimization	• Elimination of duplicative print advertising		~$45 million
Distribution Improvement & Other Cost Savings	• Optimize distribution • Supply savings through use of online auctions • Other miscellaneous opportunities		~$35 million
Gross Reductions			~$250 million
Investment in Labor			~($40) million
Potential Dis-Synergies (up to)			~($60) million
Net Reductions			~$150 million

RITE AID PHARMACY
With us, it's personal.

25

Further Upside From Potential Revenue Synergies. . .

Front-End Same Store Sales


Rite Aid
Jean Coutu USA
4%
3%
2%
1%
0%
-1%
-2%
-3%
-4%
2Q06
3Q06
4Q06
1Q07
2Q07
Rite Aid Advantage
530 bps
620 bps
260 bps
390 bps
250 bps
RITE AID
USA

Opportunities at Brooks & Eckerd Stores

- Improve the following:
  - In-stock positions
  - New item introductions
  - Seasonal merchandise, sales and sell-through
  - Unique marketing and merchandising programs
- Reduce reliance on promotional sales
- Implement customer satisfaction tracking
- Integration into store development program
- Expand GNC concept

Pharmacy Same Store Sales


Rite Aid
Jean Coutu USA
5%
4%
3%
2%
1%
0%
-1%
-2%
2Q06
3Q06
4Q06
1Q07
2Q07
Rite Aid Advantage
-210 bps
30 bps
30 bps
200 bps
140 bps
RITE AID
USA

Opportunities at Brooks & Eckerd Stores

- Increase the following:
  - Senior loyalty program
  - Prescription file buys
- Integration into store development program
- Improve generic mix
- Implement customer satisfaction tracking

With us, it's personal.

26

. . . And Additional Operational Improvements Opportunities


Adjusted EBITDA Margin(1)
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3.9%
3.9%
4.5%
7.0%
7.3%
Potential Margin Upside Improvement
RITE AID
Pro Forma RITE AID Without Net Reductions
Pro Forma RITE AID With Net Reductions(2)
Walgreens
CVS

Opportunities at Brooks & Eckerd Stores

- Front-end improvement
- Greater purchasing efficiencies due to increase in scale for both Rite Aid and Brooks / Eckerd
- Under performing store improvement
- Rationalize distribution center network

Revenue Synergies and Additional Operational Improvements Provide Further Upside

(1) Adjusted EBITDA margin for Rite Aid based on fiscal 2006. Rite Aid Fiscal 2006 Adjusted EBITDA is a non-GAAP financial measure and is defined and reconciled to operating results in its Form 8-K furnished to the SEC. Jean Coutu USA fiscal 2006 Adjusted EBITDA is a non-GAAP financial measure and is defined and reconciled to operating results in its Form 6-K furnished to the SEC and in the attached schedule. EBITDA margin for Walgreens and CVS based on LTM May 31, 2006 and July 1, 2006, respectively.

(2) Assumes annual full run-rate net reductions of $150 million.

RITE AID PHARMACY With us, it's personal.

27

Dedicated Integration Team Focused on Successful Implementation



Integration Leadership Team
Mary Sammons, Jim Mastrian, Pierre Legault, Chris Hall
Integration Leader
Chris Hall
Synergy Control
Paul Krueger
Project Manager
Robert Thompson
PMO
External
Dedicated Resources
Communication, Change Mgmt, Training
Steve Parsons
Category Mgmt
Paul Grilli
Supply Chain
Neil Meischeid
Finance
Nate Newcomer
IT Infrastructure
Don Davis
Bob Kelley
IT Development
Don Davis
Bob Kostosky
Construction
Bob Blickley
Ken Spader
Store Ops
Chuck Kibler
Tony Sadler
Rx Ops
Tammy Royer
Functional Detail Plan
Marketing & Merchandising
Store Construction
Information Services
Legal & Internal Audit
Supply Chain
Pharmacy Operations
Finance
Communication
Operations
Real Estate
Pharmacy Services
Human Resources

28

Integration Plan Approach

for your HEALTH

Announcement | ***Pre-Close*** *4 – 6 months* | ***Close*** | *12 Months* | *24 - 36 Months*

Phase 1
Store Analysis
Install IT servers & VSAT
Expand DC capacity

Phase 2
Retrofit Planograms
Store Systems Conversion
Supply Chain Conversion

Phase 3
Remerchandising
New Décor Package

Phase 4
Store Remodeling

Successful Integration & Conversion of Brooks / Eckerd Stores

Key Objectives

Integrate all Brooks and Eckerd stores while:
Minimizing the effect on customers
Treating all associates with fairness and sensitivity
Facilitating timely, smooth execution of plans
Delivering the expected synergies
Delivering current period and quarterly results
Facilitating timely and continuous communication to the rest of the organization
Building a drugstore franchise

Key Guidelines

Systems conversion
New state-of-the-art point-of-sale system
New NexGen pharmacy system
VSAT communications and store manager support
Supply chain conversion
Incorporate the merchandise necessary to support the mix in advance of the merchandise mix conversion
Merchandise mix conversion
Seamless transition to Rite Aid private brand, planograms and assortment
Initially, incorporate new mix through planogram updates
Décor upgrade package will apply to stores:
Key to rebranding the acquired stores
The package includes:
New exterior signs
Interior paint, signs and décor consistent with the Customer World design
Remerchandising and replanograming to achieve the appropriate mix and category
Remodeling program for Brooks and Eckerd stores:
Major / minor remodels planned for all of Brooks and Eckerd stores

Maintain Continuity of the Business

29

Integration Expenditures $0 $87 million Severance, retention and other payments Training Conversion reset services Supplies $200 million $450 million $75 million $25 million Upgrade distribution centers $125 million $45 million Remodel all Brooks and Eckerd stores $0 $380 million Convert all Brooks and Eckerd stores to Rite Aid banner Store reset and décor upgrades for all Brooks and Eckerd stores Transfer all Brooks and Eckerd onto Rite Aid systems Back office and IT upgrade Next 12 Months First 12 Months Scope Store & System Conversion Distribution Center Upgrades Total Capital Expenditures Store Remodel Total One-Time Cash Integration Expenses Rite Aid Will Remodel Almost All Acquired Brooks and Eckerd Stores Over the Next Several Years

Financial Impact

Terms & Conditions Standstill period effective as long as Jean Coutu Group and its affiliates own 5% of the total voting power of Rite Aid and for nine months thereafter. Jean Coutu Group and members of the Coutu family will be subject to certain standstill restrictions: Cannot purchase additional Rite Aid voting securities except for certain exceptions such as to exercise its preemptive rights Cannot commence or participate in a proxy fight; initiate or participate in the solicitation of stockholders with respect to stockholder proposals; form, encourage or participate in a group with respect to Rite Aid voting securities or group which seeks to acquire Rite Aid voting securities, affect control of Rite Aid; seek to control or influence management, the Board or policies of Rite Aid other than its designated directors acting in their capacities as directors of Rite Aid Board expanded from 12 to 14 directors with Jean Coutu designating four director nominees, at least two of whom must qualify as independent directors under NYSE regulations Jean Coutu Group board representation will decrease based on its voting power Mary Sammons, Rite Aid President and CEO, will become Chairman Michel Coutu will become nonexecutive co-Chairman Purchase by Rite Aid of 100% of the stock of Jean Coutu USA Transaction structured as a taxable acquisition of stock $1.45 billion of cash 250 million shares issued to Jean Coutu Group (32% ownership; 30.2% voting power) Rite Aid expects to assume Jean Coutu Group’s $850 million 8.5% Senior Subordinated Notes, subject to certain terms and conditions(1) Consideration Governance Standstill Transaction Structure (1) If assumed, notes will be guaranteed by all restricted subsidiaries; in addition, Rite Aid’s 9.25% notes will also be guaranteed by all restricted subsidiaries

Terms & Conditions Satisfaction of customary conditions Transaction approval by Rite Aid shareholders Closing is conditioned upon receiving regulatory approval unless such approval requires the divestiture of more than $60 million of four-wall (plus advertising) EBITDA Financing conditions generally mirror those outlined in the stock purchase agreement Restrictions in place to ensure that no acquiring party will own greater than 5% of Rite Aid’s common stock Registration Rights Agreement to ensure sales are made in an ordinary and managed manner Five year non-compete for Jean Coutu Group as it relates to US drugstore operations Non-Compete Transfer Restrictions Closing Conditions

Key Financial Metrics Rite Aid Revenues Rite Aid Pro Forma RevenuesFiscal 2006 Revenue = $17.3 billion Fiscal 2006 PF Revenue = $26.8 billion Rite Aid Pro Forma Fiscal 2006 Adjusted EBITDA($ in millions) 3.9% 3.9% 4.5% (1) Rite Aid Fiscal 2006 Adjusted EBITDA is a non-GAAP financial measure and is defined and reconciled to operating results in its Form 8-K furnished to the SEC. (2) Jean Coutu USA fiscal 2006 Adjusted EBITDA is a non-GAAP financial measure and is defined and reconciled to operating results in its Form 6-K furnished to the SEC and in the attached schedule. Front-End33%Pharmacy67%Front-End37%Pharmacy63% $1,200 $1,000 $800 $400 $200 $0 Rite Aid Adj EBITDA(1) Jean Coutu USA Adj EBITDA(2) Rite Aid PF Adj EBITDA Net Reductions Rite Aid PF Adj EBITDA with Net Reductions

Actual Pro FormaActual (2) Leverage Over Time Post transaction close Rite Aid will have sufficient liquidity from $1.75 billion revolver to fund working capital and capital expenditure needs Significant de-leveraging over 24 months post transaction close as Rite Aid realizes full reductions and synergies and benefits from operating scale History of successfully operating in a leveraged environment and demonstrated de-leveraging Leverage Ratio(1) (1) Leverage ratio is total debt, including the amount of outstanding account receivables securitization, less excess cash divided by adjusted EBITDA excluding expenses associated with account receivables securitization. (2) Pro forma Fiscal 2006 EBITDA includes $150 million full run-rate net reductions. Rite Aid Fiscal 2006 Adjusted EBITDA is a non-GAAP financial measure and is defined and reconciled to operating results in its Form 8-K furnished to the SEC. Jean Coutu USA fiscal 2006 Adjusted EBITDA is a non-GAAP financial measure and is defined and reconciled to operating results in its Form 6-K furnished to the SEC and in the attached schedule. Projected 5.5x Fiscal 2003 Fiscal 2004 Fiscal 2005 Fiscal 2006 As of 6/3/06 Pro Forma @ Close(2) First 12 Months Post Close Next 12 Months Post Close Projected 6.0x 5.0x 4.0x 3.0x 2.0x 1.0x 0.0x 5.7x 5.0x 4.6x 4.9x 5.1x 4.8x 5.5x Actual 4.9x Pro Forma 4.4x Actual

Conclusion

Transaction Highlights Significant Increase in Footprint and Operating Scale Creates the Leading Drug Retailer in the Eastern USValue Creation Through Meaningful Reductions in Costs and Expenses and SynergiesBetter Positioned to Capture Additional GrowthStrong Infrastructure, Superior Operating Experience Significant Value Creation

OIBA to Adjusted EBITDA Reconciliation Adjustments: 4 Non-Recurring Professional Fees (1) Other Non-Recurring Adjustments, net $369 Adjusted EBITDA 9 Non-Cash Asset Write-Offs, net 25 Closed Stores and Impairment Charges $332 Reported OIBA The following provides a reconciliation of Jean Coutu USA's reported operating income before amortization ("OIBA") for FY2006, as per the Form 6-K furnished to the SEC on August 4, 2006, to an Adjusted EBITDA figure which reflects the add-back of certain non-recurring items

Additional Information and Where to find it Rite Aid has filed with the Securities and Exchange Commission a proxy statement in connection with the proposed transaction.  The proxy statement was mailed to the stockholders of Rite Aid.   STOCKHOLDERS OF RITE AID ARE ADVISED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Such proxy statement and other relevant documents may also be obtained, free of charge, on the Securities and Exchange Commission's website (http://www.sec.gov) or by contacting our Secretary, Rite Aid Corporation, 30 Hunter Lane, Camp Hill, Pennsylvania 17011. PARTICIPANTS IN THE SOLICITATION Rite Aid and certain persons may be deemed to be participants in the solicitation of proxies relating to the proposed transaction. The participants in such solicitation may include Rite Aid’s executive officers and directors.  Further information regarding persons who may be deemed participants is in Rite Aid’s proxy statement filed with the Securities and Exchange Commission in connection with the transaction.